UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2018 (March 21, 2018)

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Western Lucrative Enterprises, Inc.

(Exact name of Company as specified in its charter)

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Iowa	001-34713	26-3045445
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 North Pecos Road, Suite 900 Henderson, Nevada	89074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 472-5066

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 4.01 Changes in Company’s Certifying Accountant.

(1)Previous Independent Registered Public Accounting Firm

(i)On March 7, 2018, Yu Certified Public Accountant, P.C. (“Yu”) informed Western Lucrative Enterprises, Inc. (the “Company”) that it will not stand for re-appointment as the Company’s independent registered public accounting firm.

(ii)The decision to change independent registered public accounting firm was approved by the Company’s board of directors.

(iii)The report of Yu on the Company’s financial statements for the year ended December 30, 2016 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report contained an uncertainty about the Company’s ability to continue as a going concern.

(iv)During the two most recent fiscal years and through March 7, 2018 (the date that Yu informed the Company that it will not stand for re-appointment), (a) there were no disagreements between the Company and Yu on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Yu, would have caused it to make reference thereto in its report and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)On March 26, 2018, the Company provided Yu with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)New Independent Registered Public Accounting Firm

On March 21, 2018, the Company, upon the approval of the Company’s board of directors, engaged Wei, Wei & Co., LLP (“WWC”) as its new independent registered public accounting firm to audit and review the Company’s financial statements, effective immediately. During the two most recent fiscal years ended December 31, 2016 and 2017, and any subsequent period through the date hereof prior to the engagement of WWC, neither the Company, nor someone on its behalf, has consulted WWC regarding:

(i)Either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)Any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of Yu Certified Public Accountant, P.C. dated March 26, 2018 to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Lucrative Enterprises, Inc.

Dated: March 27, 2018	By:	/s/ Wenjian Liu
Name: Wenjian Liu Title: Chief Executive Officer